SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 16, 2002


                       FIRST NORTH AMERICAN NATIONAL BANK
                                  on behalf of
                         DC FUNDING INTERNATIONAL, INC.
                  (Originator of FNANB Credit Card Master Trust
                                      and
                      FNANB Credit Card Master Note Trust)
                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)
                                       and
                         FNANB CREDIT CARD MASTER TRUST
                              (Issuer of the Notes)


             (Exact name of registrant as specified in its charter)


United States                  333-88564                         58-1897792
-------------                  ---------                         ----------
(State or other               (Commission                     (IRS Employer
jurisdiction                   File No.)                    Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------
                  The Noteholders Statement for the month of August 2002 was distributed to the Series 2002-A Noteholders on September 16, 2002.



Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 99:

     99.1         Series  2002-A  Noteholders  Statement for the month of August
                  2002.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNANB CREDIT CARD
                                       MASTER TRUST


                                       By:      FIRST NORTH AMERICAN
                                                NATIONAL BANK, as
                                                 Servicer




                                       By:      /s/ Philip J. Dunn
                                                -----------------------
                                                Philip J. Dunn
                                                Vice President





Date:  September 16, 2002